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                                                                    Exhibit 23.5





     The undersigned, Elizabeth Greetham, hereby consents to be named as a director of CliniChem Development Inc. ("CliniChem") in CliniChem's Registration Statement on Form F-1 (File No. 333-45871).


                                     By:  /s/  Elizabeth Greetham